SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2004

NOVATEL WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	COMMISSION FILE:	86-0824673
(State or other jurisdiction or incorporation or organization)	0-31659	(I.R.S. Employer Identification No.)

9255 Towne Centre Drive, Suite 225

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 320-8800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

ITEM 9.01. Financial Statements and Exhibits

SIGNATURES

INDEX TO EXHIBITS

EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition

The information in this Form 8-K that is furnished under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 only if such subsequent filing specifically references this Form 8-K.

On October 28, 2004, Novatel Wireless, Inc. announced its financial results for the third quarter ended September 30, 2004 in a press release dated October 28, 2004. The press release is attached as Exhibit 99.1 to this filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished with this report:

99.1	Press release dated October 28, 2004 containing financial results for Novatel Wireless, Inc. for the quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Novatel Wireless, Inc.
Date: October 28, 2004	By:	/s/ Dan L. Halvorson
Dan L. Halvorson Chief Financial Officer and Treasurer, (Principal Financial and Accounting Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated October 28, 2004 containing financial information for Novatel Wireless, Inc. for the quarter ended September 30, 2004.